     FIRST AMENDMENT, dated as of October 23, 1996 (this "Amendment"), to the
                                                          ---------
Credit Agreement, dated as of August 13, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among PIERCE LEAHY CORP., a New York corporation (the "Company"), PIERCE LEAHY
                                                       -------
COMMAND COMPANY, a company organized and existing under the laws of the Province of Nova Scotia (the "Canadian Borrower" and, together with the Company, the
                     -----------------
"Borrowers"), the several banks and other financial institutions from time to
----------
time parties to this Agreement (the "Lenders"), Canadian Imperial Bank of
                                     -------
Commerce, New York Agency, as US Administrative Agent for the US$ Lenders thereunder and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.


     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendment to Subsection 8.7.  Subsection 8.7 of the Credit Agreement
          ---------------------------
is hereby amended by deleting the reference to "US$20,000,000" in clause (i) of the proviso thereto and in lieu thereof substituting the reference to "US$23,000,000".

     III. Conditions to Effectiveness.  This Amendment shall become effective
          ---------------------------
on the date (the "Amendment Effective Date") the Borrowers, the Administrative
                  ------------------------
Agents and the Required Lenders shall have executed and delivered to the US Administrative Agent this Amendment.

     IV.  General.
          -------

     1.   Representation and Warranties.  To induce the Administrative Agents
          -----------------------------
and the Lenders parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

     (a) Corporate Power; Authorization; Enforceable Obligations.
         -------------------------------------------------------

     (1) Each Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

     (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

     (3) This Amendment has been duly executed and delivered on behalf of each Borrower.

     (4) Each of this Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b) No Legal Bar.  The execution, delivery and performance of this
         ------------
Amendment and the performance of the Loan Documents, as amended by this Amendment, will not violate any Requirement of Law or Contractual Obligation of each Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (c) Representations and Warranties.  The representations and warranties
         ------------------------------
made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

     2.  Payment of Expenses.  The Company agrees to pay or reimburse the US
         -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent.

     3.   No Other Amendments; Confirmation.  Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.  (a) This Amendment and the rights and
          ---------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              PIERCE LEAHY CORP.

                              By:
                                 -------------------------------------
                                 Title:


                              PIERCE LEAHY COMMAND COMPANY

                              By:
                                 -------------------------------------
                                 Title:


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, NEW YORK AGENCY,
                              as US Administrative Agent and US$ Lender

                              By:
                                 -------------------------------------
                                Title:  Director, CIBC Wood Gundy
                                        Securities Corp., AS AGENT


                              BANK OF IRELAND GRAND CAYMAN
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              CREDIT LYONNAIS NEW YORK BRANCH
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              FLEET NATIONAL BANK
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:

                              THE FIRST NATIONAL BANK OF
                              MARYLAND
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              HELLER FINANCIAL
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              STATE STREET BANK AND TRUST COMPANY
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              THE BANK OF NEW YORK
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title: